NICHOLAS | APPLEGATE® Institutional Funds

Supplement to Class I, II, III, IV & R Shares Prospectuses and

Statement of Additional Information dated July 31, 2007

August 17, 2007

The section of the Prospectus captioned “Portfolio Management” is revised to indicate that Robert S. Marren assumes, with John C. McCraw, joint responsibility for the management of the U.S. Micro Cap Fund and the U.S. Emerging Growth Fund.  The section of the Prospectus captioned “Investments Team” is revised to include Blake H. Burdine.  Biographical information regarding Mr. Marren and Mr. Burdine follows:

Robert S. Marren
Portfolio Manager

Joined firm in 2007; previously Portfolio Manager at Duncan-Hurst Capital Management (1998-2007); 17 years prior experience with Duncan-Hurst Capital Management; Hughes Aircraft Company; Security Pacific Merchant Bank; Hambrecht & Quist, Inc.; and VLSI Technology, Inc.

M.B.A.— Duke University, Fuqua School of Business; B.A.—University of California, San Diego

Blake H. Burdine
Investment Analyst

Joined firm in 2007, previously Portfolio Manager/Research Analyst at Duncan Hurst Capital Management (2003-2007); 15 years prior experience with Duncan-Hurst Capital Management; CapitalWorks Investment Partners; USAA Investment Management; Credit Suisse First Boston; Jefferies & Company; and Howard Weil, Labouisse, Friedrichs

M.B.A.— The University of Texas, McCombs School of Business; B.A. — The University of Texas

Mr. Marren does not beneficially hold any shares of the Funds as of the date of this supplement.

References to Travis Prentice, Montie L. Weisenberger and Joshua M. Moss are removed.

The second and third paragraphs of the “Goal and Principal Strategy” section of the Emerging Markets Fund are deleted and replaced in their entirety with the following:

The Fund seeks to achieve its investment objective by investing primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index.  The portfolio managers’ “Emerging Markets Systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions, and to integrate those decisions.  The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time.  The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.